UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SCANSOURCE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SCANSOURCE, INC.
6 Logue Court
Greenville, South Carolina 29615

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 5, 2002

The Annual Meeting of Shareholders of ScanSource, Inc. will be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina, on Thursday, December 5, 2002, at 10:00 a.m., for the following purposes:

(1)	To elect five members to the Board of Directors;

(2)	To amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 10,000,000 to 25,000,000 shares;

(3)	To approve the Company’s 2002 Long-Term Incentive Plan;

(4)	To ratify the appointment of the Company’s independent auditors; and

(5)	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders whose names appear of record on the books of the Company at the close of business on October 18, 2002 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed form of proxy in the enclosed postage paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, you are entitled to revoke your proxy at any time before it is exercised.

Steven H. Owings
Chairman of the Board

October 28, 2002

SCANSOURCE, INC.
6 Logue Court
Greenville, South Carolina 29615

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ScanSource, Inc. (the “Company”) to be used in voting at the Annual Meeting of Shareholders of the Company to be held at the GSP Airport Marriott, 1 Parkway East, Greenville, South Carolina, on Thursday, December 5, 2002, at 10:00 a.m., and at any adjournments thereof (the “Annual Meeting”). This proxy statement and the accompanying form of proxy are being mailed to shareholders commencing on or about October 28, 2002.

Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by giving written notice to the Secretary of the Company of such revocation, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. The Company has also hired Georgeson Shareholder Communications, Inc. to assist in the distribution of proxy materials and the solicitation of votes and expects to pay a fee of approximately $13,000 plus expenses for these services. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals.

Voting Securities Outstanding

The Board of Directors has fixed the close of business on October 18, 2002 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. As of such date, 5,885,718 shares of the Company’s no par value common stock (the “Common Stock”) were outstanding. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and no other outstanding shares of capital stock of the Company are eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company’s Articles of Incorporation. Consequently, each eligible share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. The election of directors will be by plurality vote as indicated below. The proposed amendment to the Company’s Articles of Incorporation requires the affirmative vote of two-thirds of the outstanding shares of Common Stock entitled to be cast thereon. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposed amendment. For each other matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and therefore will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Broker non-votes will be considered shares present but not entitled to vote and therefore will have no effect on the outcome of the vote on such matters. A broker non-vote occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

PROPOSAL ONE

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. Pursuant to the authority granted to it by the Company’s Bylaws, the Board of Directors has set the size of the Board of Directors at five members.

The Board of Directors has recommended each of the five existing members of the Board of Directors as the five nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified. The following are the Company’s nominees for election as directors at the Annual Meeting: Michael L. Baur, Steven R. Fischer, James G. Foody, Steven H. Owings and John P. Reilly.

In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) will be elected to the Board of Directors. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast in the election of directors. The proxies solicited for the Annual Meeting cannot be voted for a greater number of persons than five, the number of nominees named. Cumulative voting in the election of directors is not permitted by the Company’s Articles of Incorporation. If any nominee shall become unavailable for any reason, the persons named in the form of proxy shall vote for a substitute nominee or vote to reduce the number of directors to be elected as directed by the Board of Directors. The Board of Directors has no reason to believe that any of the five nominees listed above will not be available for election as a director.

THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL TWO

AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

As of September 27, 2002, the Board of Directors of the Company unanimously approved and directed that there be submitted to shareholders for their approval an amendment to Article 3 of the Company’s Amended and Restated Articles of Incorporation, which would increase the number of shares of Common Stock that the Company is authorized to issue from 10,000,000 shares to 25,000,000 shares (the “Share Increase Amendment”). Shareholders are not entitled to preemptive rights under the Company’s Amended and Restated Articles of Incorporation.

The text of the proposed amendment is set forth below:

RESOLVED, that the first sentence of Article 3 of the Company’s Amended and Restated Articles of Incorporation be amended to read as follows:

“The corporation is authorized to issue two classes of stock as follows:

Class of Shares	Authorized Number of Each Class
Common Stock	25,000,000
Preferred Stock	3,000,000”

The Board of Directors has made no determination regarding any particular transaction for the issuance of additional shares if the Share Increase Amendment is approved by the shareholders. As a result of the number of shares of Common Stock currently outstanding and otherwise reserved for future issuance, however, the Board of Directors believes that it currently lacks the flexibility to undertake possible future actions that could be beneficial to the Company. The Board believes that the proposed increase in the authorized shares of Common Stock is desirable to enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions, financing transactions, employee benefit plan issuances, and such other corporate purposes as may arise. Having such authorized Common Stock available for issuance in the future will give us greater flexibility and will allow additional shares of Common Stock to be issued, subject to applicable law and rules of The Nasdaq National Market, without the expense and delay of a shareholders’ meeting. Such a delay might deny us the flexibility the Board views as important in facilitating the effective use of our securities.

As part of our ongoing corporate development activities, we consider acquisition opportunities on a regular basis. In this regard, it is possible that we may identify and consider opportunities that would call for us to issue authorized but unissued shares of Common Stock. As indicated, however, at the date of this Proxy Statement, the Board has made no determination regarding any specific transaction which would result in the issuance of any of the additional shares of Common Stock that would be authorized by the Share Increase Amendment.

If the proposal to increase the authorized shares of Common Stock is approved, the additional authorized shares will be part of the existing class of such Common Stock and will increase the number of shares of Common Stock available for issuance by the Company, but will have no effect upon the terms of the Common Stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of Common Stock will have identical rights and privileges as the shares of Common Stock currently outstanding. Holders of Common Stock will not have preemptive rights to purchase additional shares of Common Stock.

Our Board of Directors does not intend or view the proposed increase in authorized Common Stock (or any other action contemplated by the Board) as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board as indicated above. Having said that, such additional authorized shares could be used to block an unsolicited acquisition (including a third-party proposal at a price per share with an above-market premium) through the issuance of large blocks of stock to persons or entities considered by our officers and directors to be opposed to such acquisition, which might be deemed to have an anti-takeover effect (that is, it might impede the completion of a merger, tender offer or other takeover attempt).

The Company’s Amended and Restated Articles of Incorporation also permit the Board to issue up to 3,000,000 shares of preferred stock on terms established by the Board from time to time. The availability of this “blank check” preferred stock could similarly be used by the Board in ways that might be deemed to have an anti-takeover effect. The “blank check” preferred stock provision included in the Company’s Amended and Restated Articles of Incorporation has been included therein since 1994 and has never been used for such purpose. See “Executive Compensation – Employment, Severance and Change in Control Agreements” for additional information concerning consequences of a future change in control of the Company.

Approval of the Share Increase Amendment requires the affirmative vote of two-thirds of the outstanding shares of the Company’s Common Stock entitled to be cast thereon.

The Share Increase Amendment, if approved by shareholders, will become effective on the date the Share Increase Amendment is filed with the Secretary of State for the State of South Carolina. It is anticipated that the appropriate filing to effect the Share Increase Amendment will be made as soon as practicable following approval of the Share Increase Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE SHARE INCREASE AMENDMENT.

PROPOSAL THREE

APPROVAL OF 2002 LONG-TERM INCENTIVE PLAN

As of September 27, 2002, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the ScanSource, Inc. 2002 Long-Term Incentive Plan (the “2002 Plan”). The 2002 Plan will become effective as of the date it is approved by the shareholders.

The Board has reserved 200,000 shares of the Company’s Common Stock for issuance upon the grant or exercise of awards pursuant to the 2002 Plan. As of October 18, 2002, there were approximately 700 employees and officers eligible to participate in the 2002 Plan. The Company also maintains for employees and officers the ScanSource, Inc. 1997 Stock Incentive Plan, as amended, and the ScanSource, Inc. 1993 Incentive Stock Option Plan, as amended (the “Prior Plans”), under which stock options with respect to an aggregate of approximately 580,970 shares of Common Stock were outstanding as of October 9, 2002. No awards of any type other than stock options have been made under the Prior Plans. Even if the shareholders approve the 2002 Plan, the Company may continue to grant additional awards under the Prior Plans to the extent of shares available thereunder. See “Equity Compensation Plan Information” below for additional information concerning the Prior Plans, along with information concerning other stock option plans for the Company’s directors and certain individuals.

A summary of the 2002 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2002 Plan, which is attached to this Proxy Statement as Annex A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2002 LONG-TERM INCENTIVE PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE 2002 LONG-TERM INCENTIVE PLAN.

Summary of the 2002 Plan

Purpose. The purpose of the 2002 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, consultants and advisors to those of its shareholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2002 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of Common Stock,

•	stock appreciation rights,

•	restricted stock,

•	performance award payable in stock or cash,

•	dividend equivalents, and

•	other stock-based awards.

Limitations on Awards. No more than 20% of the shares authorized under the 2002 Plan may be granted as awards of restricted or unrestricted stock or performance shares. Any awards of restricted stock and performance shares that exceed 10% of the shares authorized under the 2002 Plan will either be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued employment, or be granted only in exchange for foregone salary, bonus or other compensation. Any awards of unrestricted stock that, together with awards of restricted stock or performance shares, exceed 10% of the shares authorized under the 2002 Plan, may be granted only in exchange for foregone salary, bonus or other compensation. The maximum number of shares of Common Stock with respect to one or more options or stock appreciation rights that may be granted during any one calendar year under the 2002 Plan to any one person is 50,000. The maximum fair market value of any awards (other than options or stock appreciation rights) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the 2002 Plan is $3,000,000.

Administration. The 2002 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2002 Plan; and make all other decisions and determinations that may be required under the 2002 Plan. The Board of Directors may at any time administer the 2002 Plan. If it does so, it will have all the powers of the Compensation Committee.

Stock Options. The Compensation Committee is authorized to grant incentive stock options or non-qualified stock options under the 2002 Plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Code. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years.

Stock Appreciation Rights. The Compensation Committee may also grant stock appreciation rights (SARs). These provide the holder the right to receive the excess, if any, of the fair market value of one share of Common Stock on the date of exercise, over the base price of the stock appreciation right as determined by the Compensation Committee, which will not be less than the fair market value of one share of Common Stock on the grant date.

Restricted Stock Awards. The Compensation Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

Performance Awards. The Compensation Committee may grant performance awards that are designated in cash (performance units) or in shares of Common Stock (performance shares). The Compensation Committee will have the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards in its discretion which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to the participant.

Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the shares of Common Stock subject to an award, as determined by the Compensation Committee.

Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Compensation Committee to be consistent with the purposes of the 2002 Plan, including, without limitation, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified parents or subsidiaries. The Compensation Committee will determine the terms and conditions of any such awards.

Performance Goals. Options and SARs granted under the 2002 Plan will automatically qualify as performance-based awards that are fully deductible by the Company without regard to the $1 million deduction limit imposed by §162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee may designate any other award under the 2002 Plan (such as, for example, a cash incentive bonus or restricted stock award) as a qualified performance-based award in order to make the award fully deductible under Code §162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a division, affiliate, department or function within the Company or an affiliate:

•	earnings per share,
•	EBITDA (earnings before interest, taxes, depreciation and amortization),
•	EBIT (earnings before interest and taxes),
•	economic profit,
•	cash flow,
•	sales growth,
•	net profit before tax,
•	gross profit,

•	operating income or profit,
•	return on equity,
•	return on assets,
•	return on capital,
•	changes in working capital, or
•	shareholder return.

For a qualified performance-based award, the Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant dies, retires or becomes disabled at any time, or if a participant is terminated without cause or resigns for good reason (as such terms are defined in the 2002 Plan) within 12 months after a change in control of the Company (as defined in the 2002 Plan), all of such participant’s outstanding options and SARs will become fully vested and exercisable and all restrictions on his or her outstanding restricted stock awards will lapse. In each of the above cases except retirement, the Compensation Committee also may (but need not) waive the achievement of performance goals under the participant’s Code §162(m) performance-based awards. In addition, the Compensation Committee may in its discretion accelerate awards upon the occurrence of a change in control or upon any other termination of employment. The Compensation Committee may accelerate awards for any other reason, unless the aggregate number of shares with respect to which such acceleration occurs exceeds 5% of the total number of shares authorized for issuance under the 2002 Plan. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of Common Stock, or a combination or consolidation of the Common Stock into a lesser number of shares, the share authorization limits under the 2002 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2002 Plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2002 Plan without shareholder approval; but if an amendment to the 2002 Plan would, in the reasonable opinion of the Board or the Compensation Committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the 2002 Plan, materially modify the requirements for eligibility, or otherwise constitute a material amendment requiring shareholder approval under applicable laws, policies or regulations, then such amendment will be subject to shareholder approval. In addition, the Board or the Compensation Committee may condition any amendment on the approval of the shareholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the 2002 Plan may adversely affect any award previously granted under the 2002 Plan without the written consent of the participant. The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the antidilution provisions of the 2002 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Tax Effects

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2002 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Transfers of Options. The Compensation Committee may, but is not required to, permit the transfer of nonqualified stock options granted under the 2002 Plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts to members of the optionee’s immediate family or certain entities controlled by the optionee or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the optionee, the Company, and any transferees, under present federal tax regulations, upon the transfer and exercise of such options.

Federal Income Tax. There will be no federal income tax consequences to the optionee, the Company, or the transferee upon the transfer of a nonqualified stock option. However, the optionee will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of the fair market value of the option shares upon the exercise of such option over the exercise price, and the Company will be allowed a corresponding deduction. The gain, if any, realized upon the transferee’s subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee’s holding period. The transferee’s basis in the stock will be the fair market value of such stock at the time of exercise of the option.

Federal Estate and Gift Tax. If an optionee transfers a nonqualified stock option to a transferee during the optionee’s life but before the option has become exercisable, the optionee will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the optionee transfers a fully exercisable option during the optionee’s life, he or she will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If the optionee transfers an option to a transferee by reason of death, the option will be included in the decedent’s gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a “Black-Scholes” or other appropriate option pricing methodology, in accordance with IRS requirements.

Stock Appreciation Rights. A participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). If the participant files an election under Code §83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code §83(b) election.

Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m).

Benefits to Named Executive Officers and Others

As of the date of this Proxy Statement, no awards have been granted under the 2002 Plan. Any future awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2002 Plan in the future.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of June 30, 2002. The table does not include information about the proposed ScanSource, Inc. 2002 Long-Term Incentive Plan, which is not yet in effect.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity	453,654	(1)	$27.31	24,720
Compensation	127,316	(2)	$20.07	367
Plans Approved	29,000	(3)	$44.50	71,000
by Shareholders	20,000	(4)	$19.06	0

Equity	136,315	(5)	$15.61	0
Compensation
Plans Not Approved
by Shareholders

TOTAL:	766,285			96,087

(1)	ScanSource, Inc. 1997 Stock Incentive Plan, as amended.
(2)	ScanSource, Inc. 1993 Incentive Stock Option Plan, as amended.
(3)	ScanSource, Inc. Non-Employee Director Stock Option Plan, as amended.
(4)	ScanSource, Inc. 1994 Stock Option Plan for Outside Directors.
(5)
Plans not approved by shareholders consist of the following, each as further described below: 1997 Catalyst Stock Option Plan; ScanSource, Inc. 1996 and 1997 Stock Option Plans for Steven H. Owings; ScanSource, Inc. 1996 and 1997 Stock Option Plans for Michael L. Baur; ScanSource, Inc. 1997 Stock Option Plan for Paige Rosamond; ScanSource, Inc. 1995 and 1996 Stock Option Plans for Robert S. McLain, Jr.

Description of Equity Compensation Plans Not Approved by Shareholders

1997 Catalyst Stock Option Plan. The 1997 Catalyst Stock Option Plan was created pursuant to the terms of the Stock Option Agreement dated May 7, 1997 between the Company and, collectively, Jerry Cline Ross, James David Campbell, Johnny Dean Enloe, Douglas Ned Sanders, Jack F. Brumlow, James Franklin Brewer and Gary Bernard Bradford to compensate the named optionees for their efforts in recruiting new customers for the Company and promoting sales of the Company’s products. In connection with the plan, a total of 49,688 non-qualified options to purchase Common Stock were granted at a weighted average exercise price of $16.88 per share, of which 6,425 remained outstanding at June 30, 2002. All of the outstanding options will terminate no later than December 31, 2003, if not earlier exercised.

ScanSource, Inc. 1996 and 1997 Stock Option Plans for Steven H. Owings. The ScanSource, Inc. 1996 and 1997 Stock Option Plans for Mr. Owings were created pursuant to the terms of Stock Option Agreements dated December 3, 1996 and January 17, 1997 between the Company and Mr. Owings in recognition of what the Company’s Board and Compensation Committee regarded as below-market cash compensation. The plans granted Mr. Owings the option to purchase up to 30,000 shares and 70,000 shares, respectively, of the Company’s Common Stock at purchase prices of $14.50 per share and $16.50 per share, respectively, the fair market value on the respective dates of grant. The options are exercisable at any time from the date of grant and until the tenth anniversary of the date of grant.

ScanSource, Inc. 1996 and 1997 Stock Option Plans for Michael L. Baur. The ScanSource, Inc. 1996 and 1997 Stock Option Plans for Mr. Baur were created pursuant to the terms of Stock Option Agreements dated December 3, 1996 and January 17, 1997 between the Company and Mr. Baur in recognition of what the Company’s Board and Compensation Committee regarded as below-market cash compensation. The plans granted Mr. Baur the option to purchase up to 16,000 shares and 10,000 shares, respectively, of the Company’s Common Stock at purchase prices of $14.50 per share and $16.50 per share, respectively, the fair market value on the respective dates of grant. With respect to the 1996 grant, the option is exercisable with respect to one-third of the option shares at any time after the first anniversary of the date of grant; is exercisable with respect to two-thirds of the option shares at any time after the second anniversary of the date of grant; and is exercisable with respect to all of the option shares at any time after the third anniversary of the date of grant. Any options not exercised on or before the tenth anniversary of the date of grant will terminate. With respect to the 1997 grant, the option is exercisable at any time from the date of grant and until the tenth anniversary of the date of grant.

ScanSource, Inc. 1997 Stock Option Plan for Paige Rosamond. The ScanSource, Inc. 1997 Stock Option Plan for Paige Rosamond was created pursuant to the terms of the Stock Option Agreement dated March 19, 1997 between the Company and Paige Rosamond. The plan granted Paige Rosamond the option to purchase up to 1,000 shares of the Company’s Common Stock at a purchase price of $14.00 per share, the fair market value on the date of grant. The option is exercisable with respect to one-third of the option shares at any time after the first anniversary of the date of grant; is exercisable with respect to two-thirds of the option shares at any time after the second anniversary of the date of grant; and is exercisable with respect to all of the option shares at any time after the third anniversary of the date of grant. Any options not exercised on or before the tenth anniversary of the date of grant will terminate.

ScanSource, Inc. 1995 and 1996 Stock Option Plans for Robert S. McLain, Jr. The ScanSource, Inc. 1995 and 1996 Stock Option Plans for Mr. McLain were created pursuant to the terms of Stock Option Agreements dated June 5, 1995, July 26, 1996 and December 3, 1996 between the Company and Mr. McLain. The plans granted Mr. McLain the option to purchase up to 10,000 shares, 5,000 shares and 5,000 shares, respectively, of the Company’s Common Stock at a purchase prices of $8.625 per share, $10.75 per share and $14.50 per share, respectively, the fair market value on the respective dates of grant. The options are exercisable with respect to one-third of the option shares at any time after the first anniversary of the date of grant; are exercisable with respect to two-thirds of the option shares at any time after the second anniversary of the date of grant; and are exercisable with respect to all of the option shares at any time after the third anniversary of the date of grant. Any options not exercised on or before the tenth anniversary of the date of grant will terminate.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending June 30, 2003. See the “Audit Committee Report” below for more information. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP.

A representative of Ernst & Young LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

Changes in Certifying Accountant

2002 Change. On October 11, 2002, the Company notified Deloitte & Touche LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending June 30, 2003. Deloitte & Touche LLP had served as the Company’s principal independent accountants for the fiscal years ended June 30, 2002 and 2001. The decision not to retain Deloitte & Touche LLP was approved by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors on October 11, 2002.

In connection with the audits of the financial statements of the Company for the fiscal years ended June 30, 2002 and 2001, the Company had no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to such disagreement in their report for such periods.

The audit reports of Deloitte & Touche LLP on the financial statements of the Company for the fiscal years ended June 30, 2002 and 2001 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte & Touche LLP was provided a copy of the above disclosures and was requested to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Deloitte & Touche LLP’s letter was filed as an exhibit to our October 11, 2002 report on Form 8-K.

On October 11, 2002, the Audit Committee of the Board of Directors of the Company, approved, and, upon recommendation by that committee, the Board of Directors of the Company approved, the engagement of the accounting firm of Ernst & Young LLP as independent accountants to audit the Company’s financial statements for the fiscal year ending June 30, 2003. As of October 11, 2002, the Company had not on any prior occasions consulted with Ernst & Young LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

2000 Change. On October 19, 2000, the Company notified KPMG LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending June 30, 2001. KPMG LLP had served as the Company’s principal independent accountants for the fiscal years ended June 30, 2000 and 1999. The decision not to retain KPMG LLP was approved by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors on October 19, 2000.

In connection with the audits of the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999, the Company had no disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to such disagreement in their report for such periods.

The audit reports of KPMG LLP on the financial statements of the Company for the fiscal years ended June 30, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP was provided a copy of the above disclosures, set forth in the Company’s report on Form 8-K dated October 19, 2000 filed with the SEC, and was requested to furnish the Company with a letter addressed to the Commission stating whether it agreed with the above statements and, if not, stating the respects in which it did not agree. KPMG LLP’s letter was filed as an exhibit to such report.

On October 19, 2000, the Audit Committee of the Board of Directors of the Company approved, and, upon recommendation by that committee, the Board of Directors of the Company approved, the engagement of the accounting firm of Deloitte & Touche LLP as independent accountants to audit the Company’s financial statements for the fiscal year ending June 30, 2001. As of October 19, 2000, the Company had not on any prior occasions consulted with Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Services and Fees of Deloitte & Touche During the Fiscal Year Ended June 30, 2002

Audit fees. Deloitte & Touche’s fees and expenses were $123,072 in connection with their audit of the Company’s annual financial statements for the fiscal year ended June 30, 2002, and their reviews of the Company’s quarterly financial information included in the Company’s three quarterly reports on Form 10-Q that the Company filed with the SEC during the fiscal year.

All other fees. Deloitte & Touche billed the Company $184,815 in fees and expenses in connection with all other services that they rendered in the fiscal year ended June 30, 2002. A substantial portion of the fees for these services related to services traditionally provided by auditors, including accounting consultation and foreign and domestic tax services and consultation (including preparation of tax returns).

OTHER BUSINESS

The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should be duly presented for a vote, then the persons named in the enclosed form of proxy intend to vote such proxy in accordance with their best judgment.

PROPOSALS FOR 2003 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company by June 30, 2003 for possible inclusion in the proxy material relating to such meeting, in accordance with the SEC’s Rule 14a-8. Any proposal received after this date will be considered untimely and may be excluded from the proxy material.

The deadline for shareholders to provide written notice of intent to make nominations for the election of directors at the 2003 Annual Meeting of Shareholders (but not for inclusion in the proxy material relating to such meeting) will be 90 days prior to the date of the meeting. Such notice must also otherwise conform to the requirements of the Company’s Bylaws. For any other shareholder proposal intended to be presented at the 2003 Annual Meeting of Shareholders received by the Company after September 13, 2003, the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

MANAGEMENT

Executive Officers and Directors

The following sets forth certain information regarding the Company’s executive officers and directors:

Steven H. Owings, 49, has served as Chairman of the Board of Directors of the Company since its inception in December 1992, and was Chief Executive Officer of the Company from December 1992 until January 2000. From 1991 to 1992, Mr. Owings served as Chairman of the Board, Chief Executive Officer and the sole shareholder of Argent Technologies, Inc. (“Argent”), a personal computer manufacturer. From 1983 to 1991, Mr. Owings held various positions with Gates/FA Distributing, Inc., a distributor of PC products, and its predecessors (“Gates”), including serving as President from December 1987 until December 1990, Chief Executive Officer from December 1987 to December 1991, and Chairman of the Board of Directors from December 1990 to December 1991. From December 1987 to September 1994, Mr. Owings served as a director of Gates. From July 1996 to April 1997, he served as a director of Globelle Corporation, an international distributor of personal computer products. Mr. Owings is currently a director of Falconstor Software Inc. (“Falconstor”), a provider of storage networking infrastructure software.

Michael L. Baur, 45, has served as Chief Executive Officer of the Company since January 2000, President of the Company since its inception in December 1992, and as a director since December 1995. Prior to joining the Company, from April 1991 to November 1992, Mr. Baur served in various positions at Argent, including President and General Manager. In September 1989, Mr. Baur joined Gates as Product Manager and served as Merchandising Director from February 1990 to March 1991.

Jeffery A. Bryson, 42, has served as Chief Financial Officer and Treasurer of the Company since December 1993. Prior to joining the Company, from 1990 to 1993, Mr. Bryson served as a senior manager with the accounting firm of KPMG LLP, where he was employed for more than seven years. Mr. Bryson is a certified public accountant.

Robert S. McLain, Jr., 42, has served as the Company’s Vice President of Marketing since September 1997. Prior to joining the Company, from July 1995 to September 1997, Mr. McLain served as President of Transition Marketing, Inc., a majority-owned subsidiary of the Company. From July 1993 to June 1995, Mr. McLain was Director of Marketing with Gates, and from July 1991 to June 1993, he was a senior account executive with a broadcasting firm in Greenville, South Carolina.

Steven R. Fischer, 57, has served as a director of the Company since December 1995. Mr. Fischer has served Transamerica Business Capital Corporation as President since September 2000, as Executive Vice President and Division Manager from October 1997 to September 2000 and as Senior Vice President and Regional Manager from March 1992 to October 1997. From February 1981 to March 1992, Mr. Fischer served as Vice President and Regional Manager of Citibank, N.A. Mr. Fischer is currently a director of Falconstor.

James G. Foody, 72, has served as a director of the Company since December 1995. Mr. Foody has served as a business consultant in Greenville, South Carolina since October 1990. Prior to that time, he was a partner in the accounting firm of Ernst & Young LLP.

John P. Reilly, 53, has served as a director of the Company since June 2001. Mr. Reilly is co-founder and managing partner of Keltic Financial Services, LLC in Rye, New York. Prior to that, from 1977 to 1999, he held various senior management positions in the Leverage Buy-Out, Leasing, Corporate Finance and Private Banking divisions at Citibank, N.A.

Board Meetings and Committees

The Board of Directors of the Company met or acted by written consent a total of 15 times during the Company’s fiscal year ended June 30, 2002. No director attended fewer than 75% of the total of such meetings and the meetings of the committees upon which he served.

Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a committee performing the functions traditionally performed by a nominating committee. Those functions are currently performed by the Board of Directors acting as a whole.

The Audit Committee is composed of Messrs. Fischer, Foody and Reilly. The functions of the Audit Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company’s independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. No directors of the Company who are also executive officers may serve on the Audit Committee. This committee met or acted by written consent seven times during the fiscal year ended June 30, 2002.

The Compensation Committee is composed of Messrs. Fischer and Foody. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administering the Company’s stock option plans, and considering such other matters as may from time to time be referred to the Compensation Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in deliberations of such committee concerning the compensation of such executive officers. This committee met or acted by written consent one time during the fiscal year ended June 30, 2002.

Executive Compensation

The following table sets forth the cash and other specified compensation earned by the Company’s Chairman of the Board, Chief Executive Officer and President, Chief Financial Officer and Treasurer, and Vice President-Marketing (the “Named Executive Officers”) for the fiscal years ended June 30 in each of 2002, 2001 and 2000.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
				Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options
Steven H. Owings	2002	200,000	381,995	5,000
Chairman of the Board	2001	200,000	370,308	7,500	(1)
	2000	200,000	250,198	17,500

Michael L. Baur	2002	175,000	836,136	10,000
Chief Executive Officer and President	2001	150,000	643,905	17,500	(1)
	2000	125,000	455,586	25,000

Jeffery A. Bryson	2002	90,000	335,997	1,000
Chief Financial Officer and Treasurer	2001	90,000	253,337	5,000
	2000	90,000	182,827	15,000

Robert S. McLain, Jr.	2002	150,000	43,750	2,000
Vice President – Marketing	2001	150,000	39,900	3,000
	2000	100,000	47,251	5,000

(1)
On December 15, 2000, in addition to the Company options indicated, Messrs. Owings and Baur received options to purchase 50,000 shares and 25,000 shares, respectively, of the Company’s 90% owned subsidiary ChannelMax, Inc. (the “ChannelMax Options”). There is no public market for shares underlying the ChannelMax Options.

Option Grants

The following table sets forth information with respect to the stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2002.

Option Grants In Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date
					5%	10%
Steven H. Owings	5,000	8.1%	$42.49	12/11	$133,609	$338,591
Michael L. Baur	10,000	16.3%	$42.49	12/11	$267,218	$677,182
Jeffery A. Bryson	1,000	1.6%	$42.49	12/11	$26,722	$67,718

Robert S. McLain, Jr.	2,000	3.3%	$42.49	12/11	$53,444	$135,436

Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2002, and the number and value of unexercised stock options held by each of the Named Executive Officers at June 30, 2002.

Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End				Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name	Shares Acquired On Exercise	Value Realized (2)	Exercisable		Unexercisable		Exercisable		Unexercisable
Steven H. Owings	0	0	171,666		15,834		$7,478,490		$377,498
			33,333	(3)	16,667	(3)	$87,809	(3)	$43,906	(3)
Michael L. Baur	25,000	$1,001,975	120,880		30,001		$5,259,461		$702,635
			16,666	(3)	8,334	(3)	$43,903	(3)	$21,954	(3)
Jeffery A. Bryson	15,000	$380,727	49,166		9,334		$2,062,579		$238,394
Robert S. McLain, Jr.	5,000	$267,925	23,833		5,667		$1,072,825		$132,478
(1)
Based, with respect to options on the Company’s Common Stock, on a per share price of $61.41, the closing price of the Common Stock as reported on The Nasdaq National Market on June 28, 2002, the last trading day of the fiscal year.

(2)	The amount realized is based on the per share price of the Common Stock as reported on The Nasdaq National Market on the day of exercise.
(3)
ChannelMax options. Fiscal year end values are based on contractual arrangements relating to the ChannelMax Options and shares of the subsidiary. There is no public market for shares underlying such options.

Employment, Severance and Change in Control Agreements

Michael L. Baur, Steven H. Owings and Jeffery A. Bryson. Each of Messrs. Baur, Owings and Bryson entered into employment agreements with the Company in October 2002, the material terms of which are summarized below. Each of Mr. Baur’s and Mr. Owings’ employment agreement is effective for a term ending on June 30, 2005, unless a change in control occurs, in which case the employment agreement will be effective until the later of June 30, 2005 or the first anniversary of the change in control. Mr. Bryson’s employment agreement is effective for a term ending on June 30, 2004, unless a change in control occurs, in which case the employment agreement will be effective until the later of June 30, 2004 or the first anniversary of the change in control.

Each executive is entitled to an annual base salary, subject to yearly review, plus an annual incentive bonus opportunity, which, in the case of Messrs. Baur and Owings, is determined annually based on a measurement of return on invested capital and operating income, and in the case of Mr. Bryson, is determined based on attainment of management objectives. Each executive is also entitled to participate in all incentive, savings, retirement and welfare benefit plans made generally available to executive officers of the Company. The current annual salaries of these executive officers are as follows: Mr. Baur—$600,000; Mr. Owings—$400,000; and Mr. Bryson—$125,000.

Each of Messrs. Baur, Owings and Bryson has agreed in his employment agreement not to disclose or use confidential information or to compete with the Company, and not to solicit the Company’s customers or recruit its employees, for a period of two years following the termination of his employment with respect to Mr. Baur and Mr. Owings, and for a period of one year with respect to Mr. Bryson.

Each of these employment agreements may be terminated by the Company at any time for “cause” (as defined therein) or for no reason, or by the executive with or without “good reason” (as defined therein, which includes termination by the executive during the 60-day period beginning on the six-month anniversary of a change in control). The agreement will also be terminated upon the death, disability or retirement of the executive. Depending on the reason for the termination and when it occurs, the executive will be entitled to certain severance benefits, as described below.

If the executive’s employment is terminated by the Company without cause or if he resigns for good reason and the executive signs a release, the Company will be required to pay him his accrued salary, a pro rata annual bonus, and other accrued benefits through the date of termination. In addition, the Company will be required to pay the executive a severance amount equal to the executive’s highest combined base salary and annual bonus in the last three full fiscal years, multiplied by an applicable severance multiple. The severance multiple with respect to Mr. Baur and Mr. Owings is the greater of (a) one, (b) the number of full months then remaining until June 30, 2005, divided by 12, or (c) two, if the employment termination occurs within 12 months after or otherwise in contemplation of a change in control. The severance multiple with respect to Mr. Bryson is the greater of (a) one, or (b) the number of full months then remaining until June 30, 2004, divided by 12. Thereafter, for a number of months equal to the severance multiple, the Company shall continue to provide the executive with medical and other welfare benefits to the same extent as if the executive continued to be employed by the Company during such period.

If the employment of the executive is terminated by reason of his death, disability or retirement, or if the employment period is allowed to expire without early termination, the executive will be entitled to his accrued salary, pro rata annual bonus and benefits through the date of termination and any death, disability or retirement benefits that may apply, but no additional severance amount. If the Company terminates the executive for cause, or if he resigns from the Company without good reason, he will be entitled to his accrued salary and benefits through the date of termination, but no additional severance amount.

Compensation of Directors

All directors are reimbursed for their expenses incurred in connection with the performance of their services as directors. In addition, for the fiscal year ended June 30, 2002, directors who were not otherwise compensated as officers of the Company received a fee of $15,000 per calendar year for their service on the Board of Directors. Directors were also granted, as part of an annual formula award, ten-year options to purchase 3,000 shares of Common Stock under the terms of the Company’s Non-Employee Director Stock Option Plan (the “Director Plan”). Grants of options under the Director Plan are automatic and are made each year to each non-employee director. The exercise price of all options so granted is the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan are exercisable beginning six months after the option is granted. Options may be exercised only during the period in which the option holder remains a director of the Company and for one year thereafter, unless the director’s membership on the Board of Directors is terminated for cause, in which case all options granted to such director expire upon such termination.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2002, matters of executive compensation were decided by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of Messrs. Fischer and Foody.

Compensation Committee Report on Executive Compensation

The compensation of the Company’s executive officers is generally determined by the Compensation Committee of the Board of Directors. The following report with respect to certain compensation paid or awarded to the Company’s executive officers during the fiscal year ended June 30, 2002 is furnished by the directors who comprise the Compensation Committee.

General Policies. The Company’s compensation program is intended to enable the Company to attract, motivate, reward and retain the management talent to achieve corporate objectives, and thereby increase shareholder value. It is the Company’s policy to provide incentives to senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company’s executive compensation program is composed of a base salary and bonus, which is generally established for the Named Executive Officers in an employment agreement.

Base Salary. Base salaries for each of the Named Executive Officers as established in his employment agreement are determined by a subjective assessment of the executive officer’s performance, in light of the officer’s responsibilities and position with the Company and the Company’s performance during prior periods. In evaluating overall Company performance, the primary focus is upon financial performance for the relevant annual period measured by operating income. Base salaries are reviewed periodically and from time to time by the Compensation Committee and adjusted appropriately.

Incentive Compensation. Incentive compensation for each of the Named Executive Officers is established in his employment agreement, generally as a percentage of the Company’s operating income or other appropriate factors based on the role of the executive. Incentive compensation is reviewed periodically and from time to time by the Compensation Committee and adjusted accordingly.

Stock Options. Executive compensation includes the grant of stock options in order to more closely align the interests of the executive with the long-term interests of the shareholders.

Chief Executive Officer Compensation. Michael L. Baur is an original founder of the ScanSource concept and has devoted his career to this concept since the inception of the Company in December 1992. The Compensation Committee believes that Mr. Baur’s entrepreneurial drive, dedication, commitment and knowledge have been vitally important to the successful and ongoing growth of the Company. Mr. Baur’s overall compensation for the fiscal year ended June 30, 2002 consisted of base salary, bonus and stock options. In determining Mr. Baur’s compensation, the Compensation Committee evaluated Mr. Baur’s personal performance, the performance of the Company and Mr. Baur’s long-term commitment to the success of and ownership position in the Company.

Compensation Committee:
Steven R. Fischer
James G. Foody

Certain Transactions

At June 30, 2002, Steven H. Owings, Chairman of the Board, was a 50% owner of Custom Images, a specialty advertising company. Sales by Custom Images to the Company for the year ended December 31, 2001 amounted to $169,428, representing 5.2% of their sales. All sales are at arms’-length and are made through a competitive bid process.

At June 30, 2002, Michael L. Baur, Chief Executive Officer and President of the Company, was indebted to the Company under the terms of a loan to him from the Company with a June 30, 2002 principal balance of $352,124, bearing interest at an annual rate of 6.5%. The principal amount and accrued interest thereon totaling $356,349 were repaid by Mr. Baur in August, 2002.

Performance Graph

The following graph compares cumulative total shareholder return of the Common Stock over a five-year period with The Nasdaq Stock Market (US) Index and with a Peer Group of companies for the same period. Total shareholder return represents stock price changes and assumes the reinvestment of dividends. The graph assumes the investment of $100 on July 1, 1997.

	6/30/97	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02
SCANSOURCE, INC.	100.00	133.91	150.43	270.43	329.88	427.20
PEER GROUP INDEX*	100.00	166.76	138.94	184.23	132.95	93.54
NASDAQ MARKET INDEX	100.00	132.56	185.76	279.51	154.79	104.99

*
The members of the Peer Group are Daisytek International Corporation, Ingram Micro, Inc., Symbol Technologies, Inc., Tech Data Corp. and Zebra Technologies Corporation. The returns of each company in the Peer Group have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Common Stock at October 18, 2002 of: (i) each person known by the Company to beneficially own five percent or more of the Common Stock; (ii) each director of the Company who beneficially owns Common Stock; (iii) each executive officer who beneficially owns Common Stock; and (iv) all directors and executive officers of the Company, as a group.

	Shares Beneficially Owned (1)
Name	Number	Percentage

FMR Corp. (2)	641,563	11.22%

AXA Financial, Inc. (3)	542,700	9.5%

John Hancock Mutual Life Insurance Company (4)	378,050	6.6%

Pilgrim Baxter & Associates, Ltd. (5)	351,600	6.15%

JP Morgan Chase & Co. (6)	350,155	6.1%

Steven H. Owings (7)	270,124	4.45%

Michael L. Baur (8)	140,166	2.33%

Jeffery A. Bryson (9)	31,399	*

James G. Foody (10)	32,600	*

Steven R. Fischer (11)	28,550	*

Robert S. McLain, Jr. (12)	26,730	*

John P. Reilly (13)	7,500	*

All directors and executive officers as a group (7 persons)	537,069	8.53%

*	Amount represents less than 1.0%.

(1)
Applicable percentage of ownership is based upon 5,885,718 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)
A Schedule 13G/A filed with the SEC reflects that FMR Corp. is the ultimate parent company of a variety of companies engaged in the securities business and was, along with certain related persons, the beneficial owner of the indicated shares as of December 31, 2001, including 70,063 shares as to which sole voting power was held and as to all of which sole investment power was held. The business address of the named shareholder is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
A Schedule 13G filed with the SEC reflects that AXA Financial, Inc. is the ultimate parent company of Alliance Capital Management L.P. and The Equitable Life Assurance Society of the United States, which beneficially owned 514,600 shares and 28,100 shares, respectively, as of December 31, 2001, including 331,700 shares and 28,100 shares, respectively, as to which sole voting and investment power was held. The business address of the named shareholders is 1290 Avenue of the Americas, New York, New York, 10104.
(4)
A Schedule 13G filed with the SEC reflects that John Hancock Mutual Life Insurance Company is the ultimate parent company of John Hancock Advisors, Inc., which held sole voting and investment power with respect to the indicated shares as of December 31, 2001. The business address of the named shareholder is John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117.

(5)
A Schedule 13G filed with the SEC reflects that Pilgrim Baxter & Associates, Ltd. was the beneficial owner of the indicated shares as of December 31, 2001, including 187,100 shares as to which sole voting power was held and as to all of which sole investment power was held. The business address of the named shareholder is 1400 Liberty Ridge Drive, Wayne, PA 19087.

(6)
A Schedule 13G filed with the SEC reflects that J.P. Morgan Chase & Co. is the ultimate parent company of J. P. Morgan Investment Management, Inc., which had sole voting and investment power with respect to the indicated shares as of December 31, 2001. The business address of the named shareholder is 270 Park Avenue, New York, NY 10017.

(7)
Includes 179,166 shares issuable pursuant to currently exercisable stock options granted by the Company. Does not include 8,334 shares issuable pursuant to options granted by the Company which are not currently exercisable. Includes 5,197 shares owned in a trust of which Mr. Owings is the trustee.

(8)
Includes 132,547 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 18,334 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(9)
Includes 29,399 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 4,001 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(10)	Includes 18,000 shares issuable pursuant to currently exercisable options granted by the Company.
(11)	Includes 18,000 shares issuable pursuant to currently exercisable options granted by the Company, and includes 450 shares owned by a member of Mr. Fischer’s household.
(12)
Includes 26,166 shares issuable pursuant to currently exercisable options granted by the Company. Does not include 3,334 shares issuable pursuant to options granted by the Company which are not currently exercisable.

(13)	Includes 7,500 shares issuable pursuant to currently exercisable options granted by the Company.

Section 16(a) Beneficial Ownership Reporting Requirements

The Company believes that each of its officers and directors complied with all requirements applicable to them during the fiscal year ended June 30, 2002 pursuant to Section 16(a) of the Securities Exchange Act of 1934.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted on June 1, 2000, a copy of which is attached as Exhibit A to the 2001 proxy statement filed by the Company with the SEC. This report reviews the actions taken by the Audit Committee with regard to the financial reporting process during the fiscal year ended June 30, 2002 and particularly with regard to the Company’s audited consolidated financial statements as of June 30, 2002 and June 30, 2001 and for the three years ended June 30, 2002.

The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates.

The Company’s management has the primary responsibility for the Company’s financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company’s independent auditors for the coming year.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met six times during the fiscal year ended June 30, 2002.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2002, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures required of auditors by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during the fiscal year ended June 30, 2002 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of the Company’s interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of its financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the SEC.

Audit Committee:
Steven R. Fischer
James G. Foody
John P. Reilly

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2002, which is required to be filed with the SEC, will be made available to shareholders to whom this proxy statement is mailed, without charge, upon written request to Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Greenville, South Carolina 29615.

By order of the Board of Directors,

Steven H. Owings
Chairman of the Board

October 28, 2002

ANNEX A

SCANSOURCE, INC.
2002 LONG-TERM INCENTIVE PLAN

TABLE OF CONTENTS
ARTICLE 1 PURPOSE		A-1
1.1	General	A-1
ARTICLE 2 EFFECTIVE DATE		A-1
2.1	Effective Date	A-1
ARTICLE 3 DEFINITIONS		A-1
3.1	Definitions	A-1
ARTICLE 4 ADMINISTRATION		A-5
4.1	Committee	A-5
4.2	Actions and Interpretations by the Committee	A-5
4.3	Authority of Committee	A-5
4.4	Award Certificates	A-6
ARTICLE 5 SHARES SUBJECT TO THE PLAN		A-6
5.1	Number of Shares	A-6
5.2	Lapsed Awards	A-7
5.3	Stock Distributed	A-7
5.4	Limitation on Awards	A-7
ARTICLE 6 ELIGIBILITY		A-7
6.1	General	A-7
ARTICLE 7 STOCK OPTIONS		A-7
7.1	General	A-7
7.2	Incentive Stock Options	A-8
ARTICLE 8 STOCK APPRECIATION RIGHTS		A-9
8.1	Grant of Stock Appreciation Rights	A-9
ARTICLE 9 PERFORMANCE AWARDS		A-9
9.1	Grant of Performance Awards	A-9
9.2	Performance Goals	A-9
9.3	Right to Payment	A-9
9.4	Other Terms	A-9
ARTICLE 10 RESTRICTED STOCK AWARDS		A-10
10.1	Grant of Restricted Stock	A-10
10.2	Issuance and Restrictions	A-10
10.3	Forfeiture	A-10
10.4	Certificates for Restricted Stock	A-10
ARTICLE 11 DIVIDEND EQUIVALENTS		A-10
11.1	Grant of Dividend Equivalents	A-10

- i -

ARTICLE 12 STOCK OR OTHER STOCK-BASED AWARDS		A-10
12.1	Grant of Stock or Other Stock-Based Awards	A-10
ARTICLE 13 PROVISIONS APPLICABLE TO AWARDS		A-11
13.1	Stand-Alone, Tandem, and Substitute Awards	A-11
13.2	Term of Awards	A-11
13.3	Form of Payment of Awards	A-11
13.4	Limits on Transfer	A-11
13.5	Beneficiaries	A-11
13.6	Stock Certificates	A-11
13.7	Acceleration upon Death, Disability or Retirement	A-11
13.8	Acceleration upon a Change in Control	A-12
13.9	Acceleration for Other Reasons	A-12
13.10	Effect of Acceleration	A-12
13.11	Qualified Performance-Based Awards	A-12
13.12	Termination of Employment	A-13
ARTICLE 14 CHANGES IN CAPITAL STRUCTURE		A-13
14.1	General	A-13
ARTICLE 15 AMENDMENT, MODIFICATION AND TERMINATION		A-13
15.1	Amendment, Modification and Termination	A-13
15.2	Awards Previously Granted	A-14
ARTICLE 16 GENERAL PROVISIONS		A-14
16.1	No Rights to Awards; Non-Uniform Determinations	A-14
16.2	No Shareholder Rights	A-14
16.3	Withholding	A-14
16.4	No Right to Continued Service	A-14
16.5	Unfunded Status of Awards	A-15
16.6	Indemnification	A-15
16.7	Relationship to Other Benefits	A-15
16.8	Expenses	A-15
16.9	Titles and Headings	A-15
16.10	Gender and Number	A-15
16.11	Fractional Shares	A-15
16.12	Government and Other Regulations	A-15
16.13	Governing Law	A-15
16.14	Additional Provisions	A-16
16.15	No Limitations on Rights of Company	A-16

 - ii -

SCANSOURCE, INC.
2002 LONG-TERM INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1 GENERAL. The purpose of the ScanSource, Inc. 2002 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of ScanSource, Inc. (the “Company”), by linking the personal interests of employees, officers, consultants and advisors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and advisors.

ARTICLE 2
EFFECTIVE DATE

2.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the shareholders of the Company.

ARTICLE 3
DEFINITIONS

3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an affiliated company, provided, however that if there is no such employment agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f) “Change in Control” means and includes the occurrence of any one of the following events:

(i) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (such term for purposes of this definition being as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means ScanSource, Inc., a South Carolina corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or advisor of the Company, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or advisor and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Disability” or “Disabled” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(m) “Dividend Equivalent” means a right granted to a Participant under Article 11.

(n) “Effective Date” has the meaning assigned such term in Section 2.1.

(o) “Eligible Participant” means an employee, officer, consultant or advisor of the Company or any Affiliate.

(p) “Exchange” means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(r) “Good Reason” has the meaning assigned such term in the employment agreement, if any, between a Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Good Reason” shall mean any of the following acts by the Company or an Affiliate after the occurrence of a Change in Control, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or the Affiliate promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect on the date of the Change in Control, (ii) a reduction by the Company or an Affiliate in the Participant’s base salary as in effect on the date of the Change in Control, (iii) the Company or an Affiliate requiring the Participant, without his or her consent, to be based at any office or location more than 35 miles from the location at which the Participant was stationed immediately prior to the Change in Control, or (iv) the material breach by the Company or an Affiliate of any employment agreement between the Participant and the Company or an Affiliate.

(s) “Grant Date” means the date an Award is made by the Committee.

(t) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(u) “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(v) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(w) “Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(x) “Parent” means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(y) “Participant” means a person who, as an employee, officer, consultant or advisor of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(z) “Performance Award” means Performance Shares or Performance Units granted pursuant to Article 9.

(aa) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(bb) “Performance Unit” means a right granted to a Participant under Article 9 to a cash award, or unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(cc) “Plan” means the ScanSource, Inc. 2002 Long-Term Incentive Plan, as amended from time to time.

(dd) “Qualified Performance-Based Award” means (i) a Performance Award, Restricted Stock Award, Other Stock-Based Award or cash incentive award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 13.11, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(ee) “Qualified Performance Criteria” means one or more of the performance criteria listed in Section 13.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(ff) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(gg) “Retirement” means a Participant’s termination of employment with the Company or an Affiliate with the Committee’s approval after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the Participant in question, as determined by the Committee in its reasonable judgment.

(hh) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(ii) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 14.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 14.1.

(jj) “Stock” means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

(kk) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(ll) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(mm) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(nn) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 4
ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 13, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of Shares reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Award) shall be 200,000. Not more than 20% of such aggregate number of Shares may be granted as Awards of Restricted Stock, Performance Shares or unrestricted Stock. To the extent that Awards of Restricted Stock and Performance Shares exceed 10% of the Shares authorized under the Plan, such Awards in excess of 10% shall either (i) be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued employment, or (ii) be granted solely in exchange for foregone salary, bonus or other compensation. To the extent that awards of unrestricted Stock (together with Awards of Restricted Stock or Performance Shares) exceed 10% of the Shares authorized under the Plan, such unrestricted Shares may be granted only in exchange for foregone salary, bonus or other compensation.

5.2. LAPSED AWARDS.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any Shares subject to the Award will again be available for the grant of Awards under the Plan and Shares subject to Awards settled in cash will be available for the grant of Awards under the Plan.

(b) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the numbers of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan, other than Incentive Stock Options.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 50,000. The maximum fair market value (measured as of the Grant Date) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $3,000,000.

ARTICLE 6
ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7
STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 13.9, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least six months.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) LAPSE OF OPTION. An Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4), (5) and (6) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Qualified Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability, death or termination for Cause.

(4) One year after the termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

(6) The date of the termination of the Participant’s Continuous Status as a Participant if such termination is for Cause.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 13.5.

(b) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(c) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

(e) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date in the case of any Stock Appreciation Right related to an Incentive Stock Option.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9
PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares or Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares or Performance Units granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any one or more of the Qualified Performance Criteria listed in Section 13.11(b) or any other criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or property other than Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Award that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination of the amount of the Award by the Committee, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10
RESTRICTED STOCK AWARDS

10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 13.9. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4. CERTIFICATES FOR RESTRICTED STOCK. An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to shares of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11
DIVIDEND EQUIVALENTS

11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 12
STOCK OR OTHER STOCK-BASED AWARDS

12.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 13
PROVISIONS APPLICABLE TO AWARDS

13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

13.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

13.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

13.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.5 BENEFICIARIES. Notwithstanding Section 13.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.7 ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Notwithstanding any other provision in the Plan or any Participant’s Award Certificate to the contrary, upon the Participant’s death or Disability during his Continuous Status as a Participant, or upon the Participant’s Retirement, all of such Participant’s outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on the Participant’s outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate, all of a Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on the Participant’s outstanding Awards shall lapse if the Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within 12 months after the effective date of a Change in Control. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.

13.9. ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Section 13.7 or 13.8 above, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may in its sole discretion at any time accelerate the vesting of Awards for any other reason, unless the aggregate number of Shares with respect to which such acceleration occurs exceeds 5% of the total number of Shares authorized for issuance under Section 5.1 of the Plan. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10 EFFECT OF ACCELERATION. If an Award is accelerated under Section 13.8 or Section 13.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

13.11. QUALIFIED PERFORMANCE-BASED AWARDS.

(a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee qualify for the Section 162(m) Exemption.

(b) When granting any Performance Award, Restricted Stock Award, Other Stock-Based Award (other than Options or SARs), or any cash incentive award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Performance Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate: (1) earnings per share, (2) EBITDA (earnings before interest, taxes, depreciation and amortization), (3) EBIT (earnings before interest and taxes), (4) economic profit, (5) cash flow, (6) sales growth, (7) net profit before tax, (8) gross profit, (9) operating income or profit, (10) return on equity, (11) return on assets, (12) return on capital, (13) changes in working capital, or (14) shareholder return.

(c) Each Qualified Performance-Based Award (other than an Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon termination of the Participant’s employment without Cause or for Good Reason within 12 months after the effective date of a Change in Control.

(d) Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(e) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

13.12. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

ARTICLE 14
CHANGES IN CAPITAL STRUCTURE

14.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 15
AMENDMENT, MODIFICATION AND TERMINATION

15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares issuable under the Plan, (iii) materially modify the requirements for eligibility, or (iv) otherwise constitute a material amendment requiring shareholder approval under applicable laws, policies or regulations, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

15.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of any Option may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 14, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

ARTICLE 16
GENERAL PROVISIONS

16.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

16.2. NO SHAREHOLDER RIGHTS. No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for at least six months. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

16.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, consultant or advisor at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or advisor of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

16.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.11. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up.

16.12. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of South Carolina.

16.14 ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

16.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

SCANSOURCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, DECEMBER 5, 2002, AT THE GSP AIRPORT MARRIOTT, 1 PARKWAY EAST, GREENVILLE, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

The undersigned hereby appoints Michael L. Baur and Jeffery A. Bryson, or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of ScanSource, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2002 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1.	Election of Directors:
	FOR all nominees listed below	WITHHOLD AUTHORITY
	(except as marked to the contrary below)	to vote as to all nominees

	☐	☐

(This is considered a vote for all nominees)

NOTE:	To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

One-year term
1.	Michael L. Baur
2.	Steven R. Fischer
3.	James G. Foody
4.	Steven H. Owings
5.	John P. Reilly

2.	Approval of the amendment to the Company’s Amended and Restated Articles of Incorporation.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the Company’s 2002 Long-Term Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending June 30, 2003.

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

DATE

(Please sign exactly as shown on envelope addressed to you. If securities are jointly owned, each should sign. If voting less than all shares held, please so indicate.)

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED “FOR” EACH OF THE MATTERS SET FORTH ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR BEST JUDGMENT.